Exhibit 10.1

Ninth Amendment to Loan and

Security Agreement

Borrower:	Local Corporation
Krillion, Inc.
Screamin Media Group, Inc.

Date:	September 2, 2014

THIS NINTH AMENDMENT TO LOAN DOCUMENTS is entered into between SQUARE 1 BANK (“Bank”) and the borrower named above (“Borrower”).

The Parties agree to amend the Loan and Security Agreement between them, dated August 3, 2011 (as otherwise amended, if at all, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1. Modification of Definition of Advanced Billings in the Definition of Eligible Accounts. The definition of “Advanced Billings” found in subclause (j) in the definition of “Eligible Accounts” set forth in Exhibit A to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(j) “Advanced Billings,” i.e., Accounts, other than Eligible Unbilled Accounts, that have not yet been billed to the account debtor or that relate to deposits (such as good faith deposits) or other property of the account debtor held by Borrower for the performance of services or delivery of goods which Borrower has not yet performed or delivered;

2. Added Definition of Eligible Unbilled Accounts. The term “Eligible Unbilled Accounts” is hereby added to Exhibit A to the Loan Agreement and shall read as follows:

“Eligible Unbilled Accounts” means Accounts that have not yet been billed to the account debtor, if they are for services rendered within not more than 30 days prior to the date of determination, but if such Accounts are not billed within 30 days after the date the services were rendered, they will automatically cease to be Eligible Unbilled Accounts and will cease to be Eligible Accounts.

3. Fee. [Omitted].

Square 1 Bank	Ninth Amendment to Loan Agreement

4. Representations True. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

5. General Release. In consideration for Bank entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Bank, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release and, without limiting the foregoing, and without limiting the stipulation to governing law in Section 10, Borrower irrevocably waives any benefits it may have under California Civil Code Section 1542 which provides: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Bank against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys’ fees of counsel of Bank’s choice and costs, which Bank may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.

6. No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Bank.

7. Governing Law; Jurisdiction; Venue. All of the provisions of Section 11 of the Loan Agreement shall apply to this Amendment, and the same are incorporated herein by this reference.

8. General Provisions. Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other written documents and agreements between Bank and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Bank and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment may be executed in multiple counterparts, by different parties signing separate counterparts, and all of the same taken together shall constitute one and the same agreement.

Square 1 Bank	Ninth Amendment to Loan Agreement

9. Mutual Waiver of Jury Trial. BANK AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AMENDMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AMENDMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.

[Signatures on Next Page]

Square 1 Bank	Ninth Amendment to Loan Agreement

Borrower: LOCAL CORPORATION		Bank: SQUARE 1 BANK

By	/s/ Kenneth S. Cragun	By	/s/ Kenneth S. Cragun
Title	Chief Financial Officer	Title	Chief Financial Officer

Borrower: KRILLION, INC.		Borrower: SCREAMIN MEDIA GROUP, INC.

By	/s/ Kenneth S. Cragun	By	/s/ Kenneth S. Cragun
Title	Chief Financial Officer	Title	Chief Financial Officer

[Signature Page—Ninth Amendment to Loan Agreement]